                                                                    Exhibit 10.4



                       WILSONS THE LEATHER EXPERTS INC.

                      EACH OF THE NAMED GUARANTORS HEREIN

                                  $75,000,000

                         11 1/4% Senior Notes due 2004

                              Purchase Agreement

                                August 14, 1997



                         BANCAMERICA SECURITIES, INC.

                                  $75,000,000

                         11 1/4% SENIOR NOTES DUE 2004

                      of WILSONS THE LEATHER EXPERTS INC.

                              PURCHASE AGREEMENT



                                                                 AUGUST 14, 1997


BancAmerica Securities, Inc.
231 South LaSalle Street
Chicago, Illinois  60697

Dear Sirs:

          Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), proposes to issue and sell to BancAmerica Securities, Inc. (the
 -------
"Initial Purchaser") an aggregate of $75,000,000 in principal amount of its 11
 -----------------
1/4% Senior Notes (the "Senior Notes"), subject to the terms and conditions set
                        ------------
forth herein. The Senior Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined
                   ---------
below), among the Company, the Guarantors (as defined below) and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Senior Notes
                                                  -------
and the Exchange Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed
                                        -----
(the "Subsidiary Guarantees") by each of the entities listed on Schedule A
      ---------------------
hereto (each a "Guarantor" and collectively the "Guarantors").  Capitalized
                ---------                        ----------
terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          I..  OFFERING MEMORANDUM.  The Senior Notes will be offered and sold
               -------------------
to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The
                                                                ---
Company and the Guarantors have prepared a preliminary offering memorandum, dated July 31, 1997 (the "Preliminary Offering Memorandum"), and a final
                          -------------------------------
offering memorandum, dated August 14, 1997 (the "Offering Memorandum"), relating
                                                 -------------------
to the Senior Notes and the Subsidiary Guarantees.


          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Senior Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          2.   AGREEMENTS TO SELL AND PURCHASE.  On the basis of the
               -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $75,000,000 of Senior Notes at a purchase price equal to 100% of the principal amount thereof (the "Purchase Price").
      --------------

          3.   TERMS OF OFFERING.  The Initial Purchaser has advised the Company
               -----------------
that the Initial Purchaser will make offers (the "Exempt Resales") of the Senior
                                                  --------------
Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) not more than ten other
                                     ----
institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or
(7) under the Act, that make certain representations and agreements to the Company (each, an "Accredited Institution") (such persons specified in clauses
                   ----------------------
(i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial
                                              -------------------
Purchaser will offer the Senior Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially
 -----------------------------
the form of Exhibit A hereto, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration
 ----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Company's 11 1/4% Senior Notes (the "Exchange Notes"), to be offered in
                                            --------------
exchange for the Senior Notes (such offer to exchange being referred to as the "Exchange Offer") and the Subsidiary Guarantees thereof and, in certain
 --------------
circumstances, (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange
              ----------------------------
Offer Registration Statement, the "Registration Statements") relating to the
                                   -----------------------
resale by certain holders of the Senior Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Consent and Amendment No. 4 to Credit Agreement, to be dated as of July 31, 1997, among the Company, the Guarantors and the lenders signatory thereto, the Subsidiary Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."
                                           -------------------

          4.   DELIVERY AND PAYMENT.
               --------------------

               (a) Delivery of, and payment of the Purchase Price for, the Senior Notes shall be made at the offices of Faegre & Benson LLP at 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. Minneapolis time, on August 18, 1997 or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and the payment are herein called the "Closing Date."
                                                     ------------

               (b) One or more of the Senior Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate
  ---
principal amount of the Senior Notes (collectively, the "Global Note"), shall be
                                                         -----------
delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial

Purchaser for inspection not later than 9:30 a.m., Chicago time, on the business day immediately preceding the Closing Date.

          5.   AGREEMENTS OF THE COMPANY AND THE GUARANTORS.  Each of the
               ---------------------------------------------
Company and the Guarantors hereby agrees with the Initial Purchaser as follows:

               (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose, and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

               (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser, for so long as any Senior Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

               (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

               (e) Prior to the sale of all Senior Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Senior Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) So long as the Notes are outstanding, furnish to the Trustee for provision to the Holders of Senior Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

               (g) So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders in their capacity as such or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

               (h) So long as any of the Senior Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Senior Notes in connection
 ------------
with any sale thereof, and any prospective purchaser of such Senior Notes from such holder, the information ("Rule 144A Information") required by Rule
                               ---------------------
144A(d)(4) under the Act.

               (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(b) and 5(c) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Senior Notes, (iv) all expenses in connection with the registration or qualification of the Senior Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Senior Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL
                           ----
("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel
  ------
in connection with the Indenture, the Notes and the Subsidiary Guarantees,
(viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

               (j) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL and to maintain the listing of the Senior Notes on PORTAL for so long as the Senior Notes are outstanding.

               (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

               (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Senior Notes and the Subsidiary Guarantees (other than the Senior Notes and the Subsidiary Guarantees), without the prior written consent of the Initial Purchaser.

               (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Senior Notes under the Act.

               (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

               (o) To cause the Exchange Offer to be made in the appropriate form to permit Exchange Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Senior Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

               (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

               (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Senior Notes and the Subsidiary Guarantees.


          6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE
               -----------------------------------------------------------------
GUARANTORS.  As of the date hereof, each of the Company and the Guarantors
-----------
represents and warrants to, and agrees with, the Initial Purchaser that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. To the knowledge of the Company and the Guarantors, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

               (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").
------------------------

               (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

               (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), except that all such shares of capital stock of each of
                 ----
the Company's subsidiaries have been pledged to secure the Senior Credit Facility and, prior to the repayment thereof with the proceeds of the Offering, the CVS Note (as defined in the Offering Memorandum).

               (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

               (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the
                                        ---      -------------------
rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

               (g) The Senior Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Senior Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Senior Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Senior Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (h) On the Closing Date, the Exchange Notes will have been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The Subsidiary Guarantee to be endorsed on the Senior Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Senior Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Senior Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (j) The Subsidiary Guarantee to be endorsed on the Exchange Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Exchange Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Exchange Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

               (k) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Senior Notes was incurred, and the indebtedness represented by the Senior Notes is being incurred, for proper purposes and in good faith and each of the Company and Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes) sufficient capital for carrying on their respective businesses and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes) able to pay their respective debts as they mature.

               (l) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

               (m) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

               (n) Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, the declaration or payment of dividends by each of the Company's subsidiaries is not subject to any governmental approval and is not limited, directly or indirectly, by operation of the terms of such subsidiary's charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such subsidiary or its stockholders.

               (o) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, other than conflicts, breaches or defaults for which the requisite written waivers, consents or amendments have been received, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) except as provided in the Senior Credit Facility, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

               (p) There are no legal or governmental proceedings pending or, to the knowledge of the Company and the Guarantors, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (q) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any
                                                   ------------------
provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such
  -----
violations which, singly or in the aggregate, would not have a Material Adverse Effect.

               (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

               (s) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all
           -------------
governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

               (t) Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (u) The accountants, Arthur Andersen, LLP and KPMG Peat Marwick, LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

               (v) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (w) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

               (x) Neither the Company nor any Guarantor is or, after giving effect to the offering and sale of the Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

               (y) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor (except as described in the Offering Memorandum) or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.


               (z) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Senior Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

               (aa) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

               (bb) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

               (cc) When the Senior Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Senior Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

               (dd) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Senior Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (ee) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

               (ff) No registration under the Act of the Senior Notes or the Subsidiary Guarantees is required for the sale of the Senior Notes and the Subsidiary Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

               (gg) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned as of the date hereof to the Company, any Guarantor or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Guarantor.

               (hh) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchaser as to the matters covered thereby. The Company and each Guarantor acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7.   INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES.  The Initial
               --------------------------------------------------
Purchaser represents and warrants to, and agrees with, the Company and the Guarantors that:

               (a) The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

               (b) The Initial Purchaser (A) is not acquiring the Senior Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Notes only to (y) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A or (z) not more than ten Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering
                                                       -------
Memorandum.

               (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Senior Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (d) The Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, Eligible Purchasers.
Each Initial Purchaser further agrees that it will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from, (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, (B) Accredited Institutions who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Annex A
                                                                  -------
attached to the Offering Memorandum, in each case, that agree that (x) the Senior Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Senior Notes, only (I) to the Company, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Senior Note (the form of which is substantially the same as Annex A to the Offering Memorandum) and an opinion of counsel
            -------
acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Senior Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          The Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

          8.   INDEMNIFICATION.
               ---------------

               (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Senior Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

               (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the
     ------------ -----
person against whom such indemnity may be sought (the "indemnifying party") in
                                                       ------------------
writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel to which the indemnified party is entitled under this Agreement (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d)  To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Senior Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Senior Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8,
the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Senior Notes purchased by it that were sold to investors in Exempt Resales exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of
               ---------------------------------------------
the Initial Purchaser to purchase the Senior Notes under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

               (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause

9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum.

               (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 9(a), 9(b) and 9(c).

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Faegre & Benson LLP, counsel for the Company and the Guarantors, to the effect that:

                    (i) each of the Company and the Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties (which opinion, as to Guarantors that are not incorporated in Minnesota, is based solely on good standing certificates received from the Secretaries of State of such Guarantors' respective states of incorporation);

                    (ii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights known to such counsel;

                    (iii) the Company, either directly or through one or
               more subsidiaries, is the record owner of all of the outstanding shares of capital stock of each of the Guarantors;

               (iv) the Series A Senior Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms;

                    (v) the Subsidiary Guarantees have been duly authorized and, when the Senior Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms;

                    (vi) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

                    (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

                    (viii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms;

                    (ix) the Exchange Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Senior Notes in accordance with the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms; and

                    (x) when the Exchange Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Senior Notes in accordance with the Indenture and the Exchange Offer, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms.

                    (xi) the statements under the captions "The Acquisition," "Management," "Certain Transactions," "Description of Senior Credit Facility," "Description of Senior Notes" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                    (xii) to such counsel's knowledge, the Company is not in violation of its charter or by-laws and is not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the

               Company is a party or by which the Company or its property is bound, in any such case where the effect of such violation or default is material to the business of the Company and its subsidiaries, taken as a whole;

                    (xiii) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is filed as a material contract with the Commission as part of the Company's Registration Statement on Form S-1 (File No. 333-13967) and the Company's Quarterly Report on 10-Q for the quarter ended May 3, 1997 or otherwise identified to such counsel as material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, other than conflicts, breaches or defaults for which the requisite waivers, consents or amendments have been received,
               (iii) to such counsel's knowledge, violate or conflict with any applicable statute, rule or regulation, or any judgment, order or decree naming the Company or any of its subsidiaries of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property,
               (iv) to such counsel's knowledge, and except as otherwise provided in the Senior Credit Facility, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) to such counsel's knowledge, result in the termination or revocation of any Authorization of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization;

                    (xiv) such counsel does not have knowledge of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, which might result, singly or in the aggregate, in a Material Adverse Effect;

                    (xv) Neither the Company nor any Guarantor is or, after giving effect to the offering and sale of the Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                    (xvi) to such counsel's knowledge, and except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor (except as described in the Offering Memorandum) or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement;

                    (xvii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Senior Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                    (xviii) no registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming (i) that the Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement and (iii) the accuracy of the representations of the Company and the Guarantors set forth in Section 6(ad) of this Agreement and (iv) with respect to Accredited Institutions, the accuracy of the representations made by each such Accredited Institution as set forth in the letter of representation executed by such Accre dited Institution in the form of Annex A to the
                                                              -------
               Offering Memorandum;

                    (xix) such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable, (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of Faegre & Benson LLP described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xix), Faegre & Benson LLP may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. Such opinion may be subject to such additional limitations and exceptions as may be consented to by the Initial Purchaser or its counsel.

          (f) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser.

          (g) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from Arthur Andersen LLP and KPMG Peat Marwick, LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (h) The Senior Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (i) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

          (j) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.

          (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.


          10.  EFFECTIVENESS OF AGREEMENT AND TERMINATION.  This Agreement shall
               ------------------------------------------
become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          11.  MISCELLANEOUS.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428,
Attention: President and (ii) if to the Initial Purchaser, BancAmerica Securities, Inc., 231 South LaSalle Street, Chicago, Illinois 60697, Attention:
High-Yield Syndication, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Senior Notes and payment for them hereunder and (iii) termination of Agreement.

          If for any reason the Senior Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Notes from the Initial Purchaser merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser.

                              Very truly yours,

                              WILSONS THE LEATHER EXPERTS INC.


                              By:    /s/  David L. Rogers
                                   -----------------------------------------
                              Name:     David L. Rogers
                              Title:    President


                                         WILSONS LEATHER HOLDINGS INC.,
                                         WILSONS CENTER, INC.,
                                         ROSEDALE WILSONS, INC.,
                                         RIVER HILLS WILSONS, INC.,
                                         BERMANS THE LEATHER EXPERTS INC.,
                                         WILSONS HOUSE OF SUEDE, INC.,
                                         WILSONS TANNERY WEST, INC.,
                                         WILSONS LEATHER OF ALABAMA INC.,
                                         WILSONS LEATHER OF CONNECTICUT INC.,
                                         WILSONS LEATHER OF FLORIDA INC.,
                                         WILSONS LEATHER OF GEORGIA INC.,
                                         WILSONS LEATHER OF INDIANA INC.,
                                         WILSONS LEATHER OF IOWA INC.,
                                         WILSONS LEATHER OF LOUISIANA INC.,
                                         WILSONS LEATHER OF MARYLAND INC.,
                                         WILSONS LEATHER OF MASSACHUSETTS INC.,
                                         WILSONS LEATHER OF MICHIGAN INC.,
                                         WILSONS LEATHER OF NEW JERSEY INC.,
                                         WILSONS LEATHER OF NEW YORK, INC.,
                                         WILSONS LEATHER OF NORTH CAROLINA INC.,
                                         WILSONS LEATHER OF OHIO INC.,
                                         WILSONS LEATHER OF PENNSYLVANIA INC.,
                                         WILSONS LEATHER OR RHODE ISLAND INC.,
                                         WILSONS LEATHER OF TENNESSEE INC.,
                                         WILSONS LEATHER OF TEXAS INC.,
                                         WILSONS LEATHER OF VIRGINIA INC.,
                                         WILSONS LEATHER OF WEST VIRGINIA INC.,
                                         WILSONS LEATHER OF WISCONSIN INC.,
                                         WILSONS LEATHER OF ARKANSAS INC.,
                                         WILSONS LEATHER OF DELAWARE INC.,
                                         WILSONS LEATHER OF MISSISSIPPI INC.,

                                         WILSONS LEATHER OF MISSOURI INC.,
                                         WILSONS LEATHER OF SOUTH CAROLINA INC.,
                                         WILSONS LEATHER OF VERMONT INC.,
                                         WILSONS INTERNATIONAL INC.


                                         By:    /s/  David L. Rogers
                                              ----------------------------------
                                         Name:      David L. Rogers
                                         Title:     President


BANCAMERICA SECURITIES, INC.



By:   /s/  Zed S. Francis III
     -----------------------------------
     Name:  Zed S. Francis III
     Title:  Executive Vice President

                                  SCHEDULE A

                                  GUARANTORS


Wilsons Leather Holdings Inc.

Wilsons Center, Inc.

Rosedale Wilsons, Inc.

River Hills Wilsons, Inc.

Bermans The Leather Experts, Inc.

Wilsons House of Suede, Inc.

Wilsons Tannery West, Inc.

Wilsons Leather of Alabama Inc.

Wilsons Leather of Connecticut Inc.

Wilsons Leather of Florida Inc.

Wilsons Leather of Georgia Inc.

Wilsons Leather of Indiana Inc.

Wilsons Leather of Iowa Inc.

Wilsons Leather of Louisiana Inc.

Wilsons Leather of Maryland Inc.

Wilsons Leather of Massachusetts Inc.

Wilsons Leather of Michigan Inc.

Wilsons Leather of New Jersey Inc.

Wilsons Leather of New York Inc.

Wilsons Leather of North Carolina Inc.

Wilsons Leather of Ohio Inc.

Wilsons Leather of Pennsylvania Inc.

Wilsons Leather of Rhode Island Inc.

Wilsons Leather of Tennessee Inc.

Wilsons Leather of Texas Inc.

Wilsons Leather of Virginia Inc.

Wilsons Leather of West Virginia Inc.

Wilsons Leather of Wisconsin Inc.

Wilsons Leather of Arkansas Inc.

Wilsons Leather of Delaware Inc.

Wilsons Leather of Mississippi Inc.

Wilsons Leather of Missouri Inc.

Wilsons Leather of South Carolina Inc.

Wilsons Leather of Vermont Inc.

Wilson International Inc.

                                  SCHEDULE B

                                SUBSIDIARIES(2)

Wilsons Leather Holdings Inc.

Wilsons Center, Inc.

Rosedale Wilsons, Inc.

River Hills Wilsons, Inc.

Bermans The Leather Experts Inc.

Wilsons House of Suede, Inc.

Wilsons Tannery West, Inc.

Wilsons Leather of Alabama Inc.

Wilsons Leather of Connecticut Inc.

Wilsons Leather of Florida Inc.

Wilsons Leather of Georgia Inc.

Wilsons Leather of Indiana Inc.

Wilsons Leather of Iowa Inc.

Wilsons Leather of Louisiana Inc.

Wilsons Leather of Maryland Inc.

Wilsons Leather of Massachusetts Inc.

Wilsons Leather of Michigan Inc.

Wilsons Leather of New Jersey Inc.

Wilsons Leather of New York Inc.

Wilsons Leather of North Carolina Inc.

Wilsons Leather of Ohio Inc.

Wilsons Leather of Pennsylvania Inc.

Wilsons Leather of Rhode Island Inc.

Wilsons Leather of Tennessee Inc.

Wilsons Leather of Texas Inc.

Wilsons Leather of Virginia Inc.

Wilsons Leather of West Virginia Inc.

Wilsons Leather of Wisconsin Inc.

Wilsons Leather of Arkansas Inc.

Wilsons Leather of Delaware Inc.

Wilsons Leather of Mississippi Inc.

Wilsons Leather of Missouri Inc.

Wilsons Leather of South Carolina Inc.

Wilsons Leather of Vermont Inc.

Wilsons (UK) Limited

Wilsons Leather Gatsland Limited

Wilsons Leather Gatsair Limited

Wilsons International Inc.

                                                                       Exhibit A



________________________________________________________________________________


                         REGISTRATION RIGHTS AGREEMENT


                          Dated as of August 18, 1997

                                 by and among

                       WILSONS THE LEATHER EXPERTS INC.

                    the SUBSIDIARY GUARANTORS party hereto

                                      and

                         BANCAMERICA SECURITIES, INC.


________________________________________________________________________________

                         REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (this "Agreement") is made and entered
                                                ---------
into as of August __, 1997 by and among Wilsons the Leather Experts Inc., a Minnesota corporation (the "Company"), the Subsidiary Guarantors (as defined
                            -------
herein) and BancAmerica Securities, Inc. (the "Initial Purchaser").
                                               -----------------

      This Agreement is made pursuant to the Purchase Agreement, dated August 14, 1997 (the "Purchase Agreement"), by and among the Company, the Initial
               ------------------
Purchaser and the Subsidiary Guarantors which provides for the sale by the Company to the Initial Purchaser of an aggregate of $75 million principal amount of the Company's 11 1/4% Senior Notes due 2004 (the " Senior Notes"). In order to induce the Initial Purchaser to purchase the Senior Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 9 of the Purchase Agreement.

      In consideration of the foregoing, the parties hereto agree as follows:


SECTION 1.    DEFINITIONS

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      Act:  The Securities Act of 1933, as amended.
      ---

      Broker-Dealer: Any broker or dealer registered under the Exchange Act.
      -------------

      Commission: The Securities and Exchange Commission.
      ----------

      Consummate:  A Registered Exchange Offer shall be deemed "Consummated"
      ----------
for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Senior Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

      Damages Payment Date: With respect to the Senior Notes, each Interest
      --------------------
      Payment Date.

      Effectiveness Target Date: As defined in Section 5.
      -------------------------

      Exchange Act: The Securities Exchange Act of 1934, as amended.
      ------------

      Exchange Notes: The Company's 11 1/4% Senior Notes due 2004 to be issued
      --------------
      pursuant to the Indenture in the Exchange Offer.

      Exchange Offer:  The registration by the Company under the Act of the
      --------------
Exchange Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

      Exchange Offer Registration Statement:  The Registration Statement
      -------------------------------------
relating to the Exchange Offer, including the related Prospectus.

      Exempt Resales:  The transactions in which the Initial Purchaser
      --------------
proposes to sell the Senior Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

      Holders: As defined in Section 2(b) hereof.
      -------

      Indemnified Holder: As defined in Section 8(a) hereof.
      ------------------

      Initial Purchaser: As defined in the preamble hereto.
      -----------------

      Indenture: The Indenture, dated as of August 18, 1997, among the Company,
      ---------
Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), and
                                                               -------
the Subsidiary Guarantors, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

      Interest Payment Date: As defined in the Indenture and the Notes.
      ---------------------

      Issue Date: The date of this Agreement.
      ----------

      NASD: National Association of Securities Dealers, Inc.
      ----

      Notes: The Senior Notes and the Exchange Notes.
      -----

      Person: An individual, partnership, corporation, trust or unincorporated
      ------
organization, or a government or agency or political subdivision thereof.

      Prospectus:  The prospectus included in a Registration Statement, as
      ----------
amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

      Record Holder:  With respect to any Damages Payment Date relating to
      -------------
Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

      Registration Default: As defined in Section 5 hereof.
      --------------------

      Registration Statement:  Any registration statement of the Company
      ----------------------
relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

      Shelf Filing Deadline: As defined in Section 4 hereof.
      ---------------------

      Shelf Registration Statement: As defined in Section 4 hereof.
      ----------------------------

      Subsidiary Guarantors: Those entities listed on Exhibit A hereto and by
      ---------------------
this reference incorporated herein.

      TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
      ---
in effect on the date of the Indenture.

      Transfer Restricted Securities:  Each Senior Note, until the earliest
      ------------------------------
to occur of (a) the date on which such Senior Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Senior Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

      Underwritten Registration or Underwritten Offering: A registration in
      -------------------------    ---------------------
which securities of the Company are sold to an underwriter for reoffering to the public.


SECTION 2.    SECURITIES SUBJECT TO THIS AGREEMENT

      (a) Transfer Restricted Securities.  The securities entitled to the
          ------------------------------
benefits of this Agreement are the Transfer Restricted Securities.

      (b) Holders of Transfer Restricted Securities.  A Person is deemed to
          -----------------------------------------
be a holder of Transfer Restricted Securities (each, a "Holder") whenever such
                                                        ------
Person owns Transfer Restricted Securities.


SECTION 3.    REGISTERED EXCHANGE OFFER

      (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy, the Company and the Subsidiary Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Issue Date, but in no event later than 60 days after the Issue Date, a Registration Statement under the Act relating to the Exchange Notes and the Exchange Offer,
(ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Issue Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

      (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Senior Notes and Exchange Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

      (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company) may exchange such Senior Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Senior Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

      The Company and the Subsidiary Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

      The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

SECTION 4.    SHELF REGISTRATION

      (a) Shelf Registration.  If (i) the Company is not required to file an
          ------------------
Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) that such Holder is a Broker-Dealer and holds Senior Notes acquired directly from the Company or one of its affiliates, then the Company and the Subsidiary Guarantors shall

          (x) cause to be filed a shelf registration statement pursuant to
     Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration
                                                   ------------------
     Statement"), on or prior to the 60th day after the date on which the Company (1) determines that it is not required to file the Exchange Offer Registration Statement or (2) receives the notice contemplated by clause
     (ii) above (the "Shelf Filing Deadline"), which Shelf Registration
                      ---------------------
     Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

          (y) use their best efforts to cause such Shelf Registration
     Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline.

The Company and the Subsidiary Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Issue Date; provided, that during any consecutive 365 day period, the Company
            --------
may suspend the effectiveness of a Shelf Registration Statement, in the event that, and for up to two periods of up to 45 consecutive days, but no more than an aggregate of 60 days during any 365 day period if, (a)(i) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading and (ii) if the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction which has not yet been publicly disclosed.

      (b) Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such

Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.


SECTION 5.    LIQUIDATED DAMAGES

      If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the
                                      -------------------------
Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose during the respective periods specified herein that such Registration Statements are to be kept continuously effective, without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), the Company and the Subsidiary Guarantors hereby
 --------------------
jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

      All obligations of the Company and the Subsidiary Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.


SECTION 6.    REGISTRATION PROCEDURES

      (a) Exchange Offer Registration Statement.  In connection with the
          -------------------------------------
Exchange Offer, the Company and the Subsidiary Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the

     Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder shall acknowledge and agree (which acknowledgement and agreement may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital
     ---------------------------                               ----- -------
     Holdings Corporation (available May 13, 1988), as interpreted in the
     --------------------
     Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Senior Notes acquired by such Holder directly from the Company.

          (ii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Subsidiary Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation
                                              ----------------------------------
     (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5,
                               ----------------------------
     1991) and (B) including a representation that neither the Company nor the Subsidiary Guarantors have entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer.

      (b) Shelf Registration Statement.  In connection with the Shelf
          ----------------------------
Registration Statement, the Company and the Subsidiary Guarantors shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

      (c) General Provisions.  In connection with any Registration Statement
          ------------------
and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Subsidiary Guarantors) for the period specified in
     Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Subsidiary Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or related Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available (and representatives of the Subsidiary Guarantors) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request; provided,
                                                                --------
     however, that such persons shall first agree in writing with the Company
     -------
     that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement;

          (vi)  make available at reasonable times during normal business hours for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Subsidiary Guarantors and cause the Company's and the Subsidiary Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; provided, however, that such persons shall first agree in
                    --------  -------
     writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement;

          (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

          (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Subsidiary Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) enter into, and cause the Subsidiary Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Subsidiary Guarantors to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by the Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Subsidiary Guarantors shall:

          (A) furnish to the Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Subsidiary Guarantors, confirming, as of the date thereof, the matters set forth in Sections 9(a), (b) and (c) of the Purchase Agreement and such other matters as such parties may reasonably request;

                (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Subsidiary Guarantors, covering the matters set forth in Section 9(e) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchaser's representatives and the Initial Purchaser's counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(g) of the Purchase Agreement, without exception;

             (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

             (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

          If at any time the representations and warranties of the Company and the Subsidiary Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the

     Subsidiary Guarantors shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Subsidiary Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Subsidiary Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) shall issue, upon the request of any Holder of Senior Notes covered by the Shelf Registration Statement, Exchange Notes, having an aggregate principal amount equal to the aggregate principal amount of Senior Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Senior Notes, as the case may be; in return, the Senior Notes held by such Holder shall be surrendered to the Company for cancellation;

          (xiv) cooperate with, and cause the Subsidiary Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

          (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, and subject to the proviso at the end of
     Section 4(a) above, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

          (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any reasonable due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

          (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

          (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Subsidiary Guarantors to cooperate, with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Subsidiary Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

          (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Senior Notes or the managing underwriter(s), if any; and

          (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
     Section 15 of the Exchange Act.

      Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of
                                        ------
the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7.    REGISTRATION EXPENSES

      (a) All expenses incident to the Company's or the Subsidiary Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Subsidiary Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Subsidiary Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Subsidiary Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

      The Company will, in any event, bear its and the Subsidiary Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

      (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.    INDEMNIFICATION

      (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i),
(ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the
                                                    ------------------
fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein.

      In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Subsidiary Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Subsidiary Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Subsidiary Guarantors of its obligations pursuant to this Agreement). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Subsidiary Guarantors (regardless of whether it is ultimately deter mined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Subsidiary Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Holders, which firm shall be designated by the Holders of a majority in principal amount of the Senior Notes. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any In demnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

      (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Subsidiary Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

      (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company, the Subsidiary Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with in vestigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Senior Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Senior Notes held by each of the Holders hereunder and not joint.


SECTION 9.    RULE 144A

      The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

      No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.


SECTION 11.   SELECTION OF UNDERWRITERS

      The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.


SECTION 12.   MISCELLANEOUS

      (a) Remedies.  The Company and the Subsidiary Guarantors agree that
          --------
monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) No Inconsistent Agreements.  The Company will not, and will cause
          --------------------------
the Subsidiary Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise described in the Offering Memorandum, neither the Company nor the Subsidiary Guarantors have previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

      (c) Adjustments Affecting the  Notes.  The Company will not take any
          --------------------------------
action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

      (d) Amendments and Waivers.  The provisions of this Agreement may not
          ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

      (e) Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)  if to the Company:

                    Wilsons the Leather Experts Inc.
                    7401 Boone Avenue North
                    Brooklyn Park, Minnesota  55428
                    Telecopier No.: (612) 391-4906
                    Attention:  Douglas J. Treff, CFO

               With a copy to:

                    Faegre & Benson
                    2200 Norwest Center
                    90 South Seventh Street
                    Minneapolis, Minnesota  55402
                    Telecopier No.: (612) 336-3026
                    Attention:  Susan Jacobson

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

      (f) Successors and Assigns.  This Agreement shall inure to the benefit
          ----------------------
of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

      (g) Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

      (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
          -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

      (j) Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (k) Entire Agreement. This Agreement together with the other Operative
          ----------------
Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   Very truly yours,


                                   WILSONS THE LEATHER EXPERTS INC.


                                   By:___________________________________
                                   Name:  David L. Rogers
                                   Title:  President


                                   WILSONS LEATHER HOLDINGS INC.,
                                   WILSONS CENTER, INC.,
                                   ROSEDALE WILSONS, INC.,
                                   RIVER HILLS WILSONS, INC.,
                                   BERMANS THE LEATHER EXPERTS INC.,
                                   WILSONS HOUSE OF SUEDE, INC.,
                                   WILSONS TANNERY WEST, INC.,
                                   WILSONS LEATHER OF ALABAMA INC.,
                                   WILSONS LEATHER OF CONNECTICUT INC.,
                                   WILSONS LEATHER OF FLORIDA INC.,
                                   WILSONS LEATHER OF GEORGIA INC.,
                                   WILSONS LEATHER OF INDIANA INC.,
                                   WILSONS LEATHER OF IOWA INC.,
                                   WILSONS LEATHER OF LOUISIANA INC.,
                                   WILSONS LEATHER OF MARYLAND INC.,
                                   WILSONS LEATHER OF MASSACHUSETTS INC.,
                                   WILSONS LEATHER OF MICHIGAN INC.,
                                   WILSONS LEATHER OF NEW JERSEY INC.,
                                   WILSONS LEATHER OF NEW YORK, INC.,
                                   WILSONS LEATHER OF NORTH CAROLINA INC.,
                                   WILSONS LEATHER OF OHIO INC.,
                                   WILSONS LEATHER OF PENNSYLVANIA INC.,
                                   WILSONS LEATHER OR RHODE ISLAND INC.,
                                   WILSONS LEATHER OF TENNESSEE INC.,
                                   WILSONS LEATHER OF TEXAS INC.,
                                   WILSONS LEATHER OF VIRGINIA INC.,
                                   WILSONS LEATHER OF WEST VIRGINIA INC.,
                                   WILSONS LEATHER OF WISCONSIN INC.,
                                   WILSONS LEATHER OF ARKANSAS INC.,
                                   WILSONS LEATHER OF DELAWARE INC.,
                                   WILSONS LEATHER OF MISSISSIPPI INC.,
                                   WILSONS LEATHER OF MISSOURI INC.,
                                   WILSONS LEATHER OF SOUTH CAROLINA INC.,

                                   WILSONS LEATHER OF VERMONT INC.,
                                   WILSONS INTERNATIONAL INC.


                                   By:________________________________
                                   Name:  David L. Rogers
                                   Title:  President



BANCAMERICA SECURITIES, INC.


By:_________________________________
     Name:
     Title:

                                   EXHIBIT A
                                   ---------


                             Subsidiary Guarantors
                             ---------------------


Wilsons Leather Holdings Inc.

Wilsons Center, Inc.

Rosedale Wilsons, Inc.

River Hills Wilsons, Inc.

Bermans The Leather Experts Inc.

Wilsons House of Suede, Inc.

Wilsons Tannery West, Inc.

Wilsons Leather of Alabama Inc.

Wilsons Leather of Connecticut Inc.

Wilsons Leather of Florida Inc.

Wilsons Leather of Georgia Inc.

Wilsons Leather of Indiana Inc.

Wilsons Leather of Iowa Inc.

Wilsons Leather of Louisiana Inc.

Wilsons Leather of Maryland Inc.

Wilsons Leather of Massachusetts Inc.

Wilsons Leather of Michigan Inc.

Wilsons Leather of New Jersey Inc.

Wilsons Leather of New York Inc.

Wilsons Leather of North Carolina Inc.

Wilsons Leather of Ohio Inc.

Wilsons Leather of Pennsylvania Inc.

Wilsons Leather of Rhode Island Inc.

Wilsons Leather of Tennessee Inc.

Wilsons Leather of Texas Inc.

Wilsons Leather of Virginia Inc.

Wilsons Leather of West Virginia Inc.

Wilsons Leather of Wisconsin Inc.

Wilsons Leather of Arkansas Inc.

Wilsons Leather of Delaware Inc.

Wilsons Leather of Mississippi Inc.

Wilsons Leather of Missouri Inc.

Wilsons Leather of South Carolina Inc.

Wilsons Leather of Vermont Inc.

Wilsons International Inc.

                                      A-2